PIONEER
                             -----------------------
                                     GLOBAL
                                   HIGH YIELD
                                      FUND

                                   Semiannual
                                     Report

                                     4/30/02

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               4
Schedule of Investments                       8
Financial Statements                         13
Notes to Financial Statements                17
Trustees, Officers and Service Providers     21

Pioneer Global High Yield Fund

LETTER FROM THE PRESIDENT 4/30/02

Dear Shareowners,
--------------------------------------------------------------------------------
The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11 and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Planning is never out of season

Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several tax-cutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Global High Yield Fund

PORTFOLIO SUMMARY 4/30/02

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Corporate Bonds                          57.2%
Convertible Corporate Bonds              22.8%
Foreign Government Bonds                 16.3%
Municipal Bonds                           3.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1.    Russia Regs, 5.0%, 3/31/30                              4.59%
 2.    Republic of Ecuador, 5.0%, 8/15/30                      3.82
 3.    PTC International Finance II SA, 11.25%, 12/1/09        3.78
 4.    Merristar Hospital Operation, 10.5%, 6/15/09 (144A)     3.55
 5.    Grant Prideco, Inc., 9.625%, 12/1/07                    3.45
 6.    Pogo Producing Co., 5.5%, 6/15/06                       3.37
 7.    Freeport-McMoran Copper & Gold, 7.5%, 11/15/06          3.36
 8.    Forest City Enterprises, 8.5%, 3/15/08                  3.36
 9.    NCI Building Systems, Inc., 9.25%, 5/1/09               3.33
10.    BF Saul Real Estate Investment Trust, 9.75%, 4/1/08     3.28

Fund holdings will vary for other periods.

Pioneer Global High Yield Fund

PERFORMANCE UPDATE 4/30/02                                        CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share             4/30/02       10/31/01
                      $9.94         $9.51

Distributions per Share   Income      Short-Term      Long-Term
(10/31/01 - 4/30/02)      Dividends   Capital Gains   Capital Gains
                          $0.492      --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to the growth of the Merrill Lynch Global High Yield & Emerging Markets Plus Index.

Cumulative Total Returns
(As of April 30, 2002)

                    Net Asset      Public Offering
Period                Value             Price*
 Life-of-Class
 (8/23/01)            5.92%             -0.17%


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000

                                   ML Global High Yield
             Pioneer Global        & Emerging Markets
            High Yield Fund             Plus Index
            ---------------             ----------
8/01              9,425                   10,000
10/01             9,121                    9,591
4/02             10,027                   10,157

The Merrill Lynch Global High Yield & Emerging Markets Plus Index tracks the performance of the below and border-line investment grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Global High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02

Both domestic and emerging market high-yield securities performed strongly during the six-month period ended April 30, 2002. In the following discussion, Andrew D. Feltus and Timothy M. Pynchon, members of the team managing Pioneer Global High Yield Fund, provide an update on the Fund, its investment strategies and the economic environment during the six-month period.

Q:  How did the Fund perform?

A: For the six-month period ended April 30, 2002, the Fund's Class A shares had a total return of 9.93% based on net asset value. During the same period, the Merrill Lynch Global High Yield and Emerging Markets Plus Index returned 5.9%.

Q:  What were the most significant factors affecting performance?

A: As the world economy appeared to stabilize, high-yielding securities turned in strong performance. Among lower-rated bonds, U.S. domestic high yield corporate bonds and emerging market government bonds outperformed European and emerging market corporate securities. Strong security selection, particularly among U.S. corporate bonds and emerging market government bonds, helped the Fund substantially outperform its benchmark, the Merrill Lynch Global High Yield and Emerging Markets Plus Index. This performance advantage came despite our overweight position in foreign-currency securities in general, whose performance was held back by gains in the value of the U.S. dollar in international currency markets.

Q: What specific investment decisions were positive contributors to performance?

A: Our security selection among U.S. high yield bonds helped support the Fund's returns. Our better-performing holdings included Mascotech convertible bonds, mining company Freeport-McMoran and electrical components distributor Wesco. All three gained more than 10% in price while providing generous income to the Fund. We took profits and sold our position in hotel and hospitality company Meristar after its bonds gained quickly. In general, we avoided the poor-performing telecommunications industry, although we did have some positions among cell tower companies. We believe their recurring revenue streams put them in

Pioneer Global High Yield Fund

    position to be one of the first areas in the telecom industry to recover from the industry slump.

    Our security selection in emerging market government bonds was very good, even though we de-emphasized emerging market securities relative to the Merrill Lynch benchmark. Our discipline is to buy only the securities of countries that are improving their economic policies. We held very few of Argentina's government bonds, which performed extremely poorly because of that nation's financial and political crisis. Instead, we focused on bonds of countries such as Russia and Ecuador, both of which posted strong price gains. Other strong-performing foreign bonds included Kenross Gold of Canada, a mining company, and AES-China, which we sold after it experienced exceptional price gains.

    At the end of the fiscal period, on April 30, 2002, the Fund's most significant area of emphasis relative to the Merrill Lynch Index was in U.S. high-yield bonds. They accounted for 63.5% of the Fund's assets versus a 54% weighting in the index. Conversely, our most distinctive area of de-emphasis was in emerging market debt, which accounted for 29.6% of Fund assets versus 45% of the index. Rounding out the Fund's allocations, European high-yield corporate securities accounted for 6.0% of assets, while cash accounted for 0.8%.

Q:  Were there any disappointments?

A: Calpine, a major independent power company, did not perform well as its bonds lost value in the wake of the controversy over Enron, which raised business, accounting and legal concerns about the validity of businesses engaged in deregulated energy markets. We continue to hold Calpine bonds because we think the fundamentals of the company and of the industry should rebound. In general, however, we were able to sell our positions in companies before they before they started to slump. For example, we sold bonds issued by Globo Communicacoes Participacao, a Brazilian media company, before they started to decline.

Q:  How would you describe your investment process?

A: Our process is driven by fundamental analysis and security selection, rather than by any top-down macroeconomic-based asset

Pioneer Global High Yield Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/02                            (continued)

    allocation. We invest in those bonds that we think are trading below fair value, based on their yields, the underlying strength of the companies issuing them and their relative value. Because we do not base our decisions on the sector weightings in the index, we are not forced to have major representations in areas in which we are not confident. During the past six months, for example, this flexibility allowed us to avoid the telecommunications industry, which continued to have major problems, and to put greater emphasis in industries such as chemicals, paper, automobiles and lodging, where we saw more superior values and greater opportunities.

    We consider ourselves to be value investors and look for the best absolute values. When we place a major emphasis in the bonds in any specific industry or sector, we pay close attention to risk controls. If we have a heavy concentration in one area, we try to make sure our confidence is well placed. We do not take interest-rate risks by making major changes in the portfolio's duration, or price sensitivity to changes in interest rates.

    Our goal is to add value through good security selection, and we hope to have good performance even if overall economy is not growing.

Q:  What is your investment outlook?

A: We believe the worst of the domestic economic slump is behind us and the U.S. economy will expand in the months ahead, a backdrop which should offer improving prospects for domestic corporate securities. Our focus is on finding the most favorable relative values, and we think the most interesting opportunities remain in the United States, where we are finding many securities with attractive yields issued by good companies. U.S. high yield bonds also have very attractive yields relative to higher quality securities within the United States and would be expected to perform better in an improving economy. While U.S. high yield securities have rallied in recent months, we believe this market continues to offer excellent opportunities.

    We believe the portfolio has some protection against a potential weakening in the value of the U.S. dollar in international currency exchanges. We have invested approximately 16.5% of the portfolio

Pioneer Global High Yield Fund

    in non-dollar denominated securities. In addition, many of our domestic high yield holdings are issued by U.S. companies that sell their products abroad. Any weakening of the dollar would make their products more price-competitive in overseas markets.

    Emerging market bonds have just gone through a sustained rally. Two years ago, emerging market debt offered an average 2.50% - or 250 basis-point-yield advantage over U.S. high-yield corporate bonds. Currently, their yields are about even. We believe U.S. corporations have less risk than foreign companies. If we are to invest in foreign companies, we expect to receive a yield premium for that increased risk. As a general class, emerging market bonds appear overvalued, although we still like some areas, including Russia and Ecuador. We also own a position in Brazilian bonds.

Pioneer Global High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)

  Principal
   Amount                                                      Value
               CONVERTIBLE CORPORATE BONDS - 22.8%
               Energy - 3.4%
               Oil & Gas Exploration & Production - 3.4%
$  25,000      Pogo Producing Co., 5.5%, 6/15/06            $ 25,563
                                                            --------
               Total Energy                                 $ 25,563
                                                            --------
               Materials - 2.7%
               Precious Metals & Minerals - 2.7%
   40,000      Kinross Gold, 5.5%, 12/5/06                  $ 20,793
                                                            --------
               Total Materials                              $ 20,793
                                                            --------
               Automobiles & Components - 4.9%
               Auto Parts & Equipment - 4.9%
   25,000      Mascotech, Inc., 4.5%, 12/15/03              $ 23,375
   15,000      Tower Automotive Inc., 5.0%, 8/1/04            13,894
                                                            --------
               Total Automibiles & Components               $ 37,269
                                                            --------
               Hotels Restaurants & Leisure - 1.3%
               Hotels - 1.3%
   10,000      Hilton Hotels, 5.0%, 5/15/06                 $  9,775
                                                            --------
               Total Hotels Restaurants & Leisure           $  9,775
                                                            --------
               Pharmaceuticals & Biotechnology - 4.7%
               Biotechnology - 0.9%
   10,000      Human Genome, 3.75%, 3/15/07                 $  6,825
                                                            --------
               Pharmaceuticals - 3.8%
   10,000      Cubist Pharmaceuticals, 5.5%, 11/1/08        $  5,963
   20,000      Ivax Corp., 4.5%, 5/15/08                      15,075
   10,000      Vertex Pharmaceuticals, 5.0%, 9/19/07           7,738
                                                            --------
                                                            $ 28,776
                                                            --------
               Total Pharmaceuticals & Biotechnology        $ 35,601
                                                            --------
               Technology Hardware & Development - 5.2%
               Networking Equipment - 2.0%
   20,000      Juniper Networks Inc., 4.75%, 3/15/07        $ 14,750
                                                            --------
               Semiconductor Equipment - 1.2%
   15,000      Emcore Corp., 5.0%, 5/15/06                  $  9,281
                                                            --------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

  Principal
   Amount                                                         Value
               Semiconductors - 2.0%
$  10,000      Trinquint Semiconductor, 4.0%, 3/1/07           $  7,663
   10,000      Vitesse Semiconductor Corp., 4.0%, 3/15/05         7,663
                                                               --------
                                                               $ 15,326
                                                               --------
               Total Technology Hardware & Equipment           $ 39,357
                                                               --------
               Communication - 0.6%
               Telephone - 0.6%
   22,000      COLT Telcom Group, Plc, 2.0%, 8/6/05            $  4,386
                                                               --------
               Total Communication                             $  4,386
                                                               --------
               TOTAL CONVERTIBLE CORPORATE BONDS
               (Cost $169,448)                                 $172,744
                                                               --------
               CORPORATE BONDS - 57.2%
               Energy - 6.1%
               Oil & Gas Drilling - 3.4%
   25,000      Grant Prideco, Inc., 9.625%, 12/1/07            $ 26,125
                                                               --------
               Oil & Gas Exploration & Production - 2.7%
   25,000      Eott Energy Partners L.P., 11.0%, 10/1/09       $ 20,250
                                                               --------
               Total Energy                                    $ 46,375
                                                               --------
               Materials - 9.1%
               Commodity Chemicals - 1.9%
   15,000      Lyndell Chemical Comp., 10.875%, 5/1/09         $ 14,175
                                                               --------
               Diversified Chemicals - 2.0%
   20,000      Huntsman ICI Chemicals LLC, 10.125%, 7/1/09     $ 15,124
                                                               --------
               Diversified Metals & Mining - 3.3%
   30,000      Freeport-McMoran Copper & Gold, 7.5%,
                 11/15/06                                      $ 25,500
                                                               --------
               Paper Products - 1.9%
   15,000      FiberMark Inc., 10.75%, 4/15/11 (144A)          $ 14,175
                                                               --------
               Total Materials                                 $ 68,974
                                                               --------
               Capital Goods - 3.3%
               Building Products - 3.3%
   25,000      NCI Building Systems, Inc., 9.25%, 5/1/09       $ 25,250
                                                               --------
               Total Capital Goods                             $ 25,250
                                                               --------

 The accompanying notes are an integral part of these financial statements.    9

Pioneer Global High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

  Principal
   Amount                                                           Value
               Consumer Durables & Apparel - 1.8%
               Photographic Products - 1.8%
$  25,000      Xerox Corp., 8.0%, 2/1/27                         $ 13,833
                                                                 --------
               Total Consumer Durables & Apparel                 $ 13,833
                                                                 --------
               Media - 1.4%
               Broadcasting & Cable TV - 1.4%
   10,000      Grupo Televisa SA, 8.0%, 9/13/11                  $ 10,250
                                                                 --------
               Total Media                                       $ 10,250
                                                                 --------
               Retailing - 5.4%
               Catalog Retail - 3.1%
   25,000      Vicap SA, 11.375%, 5/15/07                        $ 23,875
                                                                 --------
               Department Stores - 2.3%
   20,000      J.C. Penney Co., Inc., 8.25%, 8/15/22             $ 17,200
                                                                 --------
               Total Retailing                                   $ 41,075
                                                                 --------
               Food & Drug Retailing - 1.3%
               Food Distributors - 1.3%
   10,000      Wesco Distribution Inc., 9.125%, 6/1/08           $  9,850
                                                                 --------
               Total Food & Drug Retailing                       $  9,850
                                                                 --------
               Food Beverage & Tobacco - 2.7%
               Soft Drinks - 2.7%
   20,000      CIA Brasil de Bebidas, 10.5%, 12/15/11 (144A)     $ 20,750
                                                                 --------
               Total Food Beverage & Tobacco                     $ 20,750
                                                                 --------
               Health Care Equipment & Supplies - 2.6%
               Health Care Distributors & Services - 2.6%
   20,000      Biovail Corporation, 7.875%, 4/1/10               $ 19,800
                                                                 --------
               Total Health Care Equipment & Services            $ 19,800
                                                                 --------
               Diversified Financials - 3.4%
               Diversified Financial Services - 3.4%
   25,000      Forest City Enterprises, 8.5%, 3/15/08            $ 25,500
                                                                 --------
               Total Diversified Financials                      $ 25,500
                                                                 --------
               Real Estate - 6.8%
               Real Estate Investment Trusts - 6.8%
   25,000      BF Saul Real Estate Investment Trust, 9.75%,
                 4/1/08                                          $ 24,875

10    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

  Principal
   Amount                                                              Value
               Real Estate Investment Trusts (continued)
$  25,000      Meristar Hospital, 10.5%, 6/15/09 (144A)             $ 26,875
                                                                    --------
                                                                    $ 51,750
                                                                    --------
               Total Real Estate                                    $ 51,750
                                                                    --------
               Telecommunication Services - 11.1%
               Integrated Telecommunication Services - 2.4%
   25,000      SBA Communications Corp., 10.25%, 2/1/09             $ 18,000
                                                                    --------
               Wireless Telecommunication Services - 8.7%
   30,000      PTC International Finance, 11.25%, 12/1/09           $ 28,628
   20,000      Mobile Telesystems Finance, 10.95%, 12/21/04           20,714
   20,000      Crown Castle International Corp., 9.375%, 8/1/11       17,100
                                                                    --------
                                                                    $ 66,442
                                                                    --------
               Total Telecommunication Services                     $ 84,442
                                                                    --------
               Utilities - 2.1%
               Multi-Utilities - 2.1%
   30,000      Calpine Corp., 8.75%, 10/15/07                       $ 15,929
                                                                    --------
               Total Utilities                                      $ 15,929
                                                                    --------
               TOTAL CORPORATE BONDS
               (Cost $435,295)                                      $433,778
                                                                    --------
               FOREIGN GOVERNMENT BONDS - 16.3%
               Government - 16.3%
    8,000      Republic of South Africa, 12.5%, 12/21/06            $    788
   50,000      Russia Regs., 5.0%, 3/31/30                            34,825
   50,000      Republic of Ecuador, 5.0%, 8/15/30                     28,950
   25,000      Republic of Columbia, 11.375%, 1/31/08                 22,382
   20,000      Federal Republic of Brazil, 11.0%, 1/11/12             17,710
   20,000      Federal Republic of Brazil, 11.5%, 3/12/08             18,900
                                                                    --------
                                                                    $123,555
                                                                    --------
               TOTAL FOREIGN GOVERNMENT BONDS
               (Cost $105,490)                                      $123,555
                                                                    --------

 The accompanying notes are an integral part of these financial statements.   11

Pioneer Global High Yield Fund

SCHEDULE OF INVESTMENTS 4/30/02 (unaudited)                        (continued)

 Principal
  Amount                                                      Value
             Municipal Bonds - 3.7%
             Government - 3.7%
$ 20,000     Indianapolis Indiana, 6.5%, 11/15/31          $ 13,595
 150,000     Republic of South Africa, 12.5%, 12/21/06       14,286
                                                           --------
             Total Government                              $ 27,881
                                                           --------
             TOTAL MUNICIPAL BONDS
             (Cost $33,541)                                $ 27,881
                                                           --------
             TOTAL INVESTMENT IN SECURITIES - 100%
             (Cost $743,774)(a)(b)                         $757,958
                                                           ========

 144A Security is exempt from registration under Rule 144A of the Securities
      Act of 1933. Such securites may be resold normally to qualified insti-tutional buyers in a transaction exempt from registration. At April 30, 2002, the value of these securities amounted to $61,800 or 8.28% of total net assets.

 (a) At April 30, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $743,774 was a follows:

      Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                                   $  46,780

      Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                                     (32,596)
                                                                                  ---------
      Net unrealized gain                                                         $  14,184
                                                                                  =========
 (b)  At October 31, 2001, the Fund had a capital loss carryforward of
      $6,493, which will expire in 2009 if not utilized.

      Purchases and sales of securities (excluding temporary cash investments) for the period ended April 30, 2002 aggregated
      $383,154 and $283,139, respectively.

12    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

BALANCE SHEET 4/30/02 (unaudited)

ASSETS:
  Investment in securities, at value (cost $743,774)              $757,958
  Foreign currency, at value                                             5
  Receivables -
     Dividends, interest and foreign taxes withheld                 20,143
     Due from Pioneer Investment Management, Inc.                   12,026
     Other                                                           1,365
                                                                  --------
       Total assets                                               $791,497
                                                                  --------
LIABILITIES:
  Dividends                                                       $  7,079
  Due to bank                                                        5,040
  Due to affiliates                                                  4,344
  Accrued expenses                                                  29,281
                                                                  --------
       Total liabilities                                          $ 45,744
                                                                  --------
NET ASSETS:
  Paid-in capital                                                 $749,671
  Distribution in excess of net investment income                      (34)
  Accumulated net realized loss on investments and foreign
     currency transactions                                         (18,164)
  Net unrealized gain on investments                                14,184
  Net unrealized gain on foreign currency contracts and other
     assets and liabilities denominated in foreign currencies           96
                                                                  --------
       Total net assets                                           $745,753
                                                                  ========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $745,753/75,000 shares)                       $   9.94
                                                                  ========

 The accompanying notes are an integral part of these financial statements.   13

Pioneer Global High Yield Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 4/30/02

INVESTMENT INCOME:
  Interest                                                                     $  39,647
                                                                               ---------
EXPENSES:
  Management fees                                               $   2,525
  Transfer agent fees                                               3,349
  Distribution fees                                                   902
  Administrative fees                                              16,484
  Custodian fees                                                    7,997
  Registration fees                                                 5,666
  Professional fees                                                18,702
  Printing                                                          5,927
  Fees and expenses of nonaffiliated trustees                       4,429
  Miscellaneous                                                     3,689
                                                                ---------
     Total expenses                                                            $  69,670
     Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                    (66,965)
                                                                               ---------
     Net expenses                                                              $   2,705
                                                                               ---------
         Net investment income                                                 $  36,942
                                                                               ---------
REALIZED AND UNREALIZED LOSS (GAIN) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                                $ (10,890)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies             (781)     $ (11,671)
                                                                ---------      ---------
  Change in net unrealized gain (loss) from:
     Investments                                                $  44,001
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies              (62)     $  43,939
                                                                ---------      ---------
     Net gain on investments and foreign currency transac-
       tions                                                                   $  32,268
                                                                               ---------
     Net increase in net assets resulting from operations                      $  69,210
                                                                               =========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/02 and the Year Ended 10/31/01

                                                             Six Months
                                                               Ended
                                                              4/30/02        8/27/01 to
                                                            (unaudited)       10/31/01
FROM OPERATIONS:
Net investment income                                        $  36,942       $   9,438
Net realized loss on investments and foreign currency
  transactions                                                 (11,671)         (6,826)
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                             43,939         (29,659)
                                                             ---------       ---------
  Net increase (decrease) in net assets resulting from
     operations                                              $  69,210       $ (27,047)
                                                             ---------       ---------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income ($0.08 and $0.12 per
     share, respectively)                                    $ (36,941)      $  (9,469)
                                                             ---------       ---------
     Total distributions to shareowners                      $ (36,941)      $  (9,469)
                                                             ---------       ---------
FROM FUND SHARE TRANSACTIONS:
Net Proceeds from sale of shares                             $       -       $       -
Reinvestment of distributions                                        -               -
Cost of shares repurchased                                           -               -
                                                             ---------       ---------
  Net increase (decrease) in net assets resulting from
     fund share transactions                                 $       -       $       -
                                                             ---------       ---------
  Net increase (decrease) in net assets                      $  32,269       $ (36,516)
NET ASSETS:
Beginning of period (initial capitalization - 75,000
  shares)                                                      713,484         750,000
                                                             ---------       ---------
End of period (including distributions in excess of net
  investment income of $34 and $35, respectively)            $ 745,753       $ 713,484
                                                             =========       =========

 The accompanying notes are an integral part of these financial statements.   15

Pioneer Global High Yield Fund

FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                                Ended           8/27/01
                                                               4/30/02             to
                                                             (unaudited)        10/31/01
CLASS A
Net asset value, beginning of period                         $   9.51          $  10.00
                                                             --------          --------
Increase (decrease) from investment operations:
  Net investment income                                      $   0.49          $   0.12
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions               0.02             (0.49)
                                                             --------          --------
  Net increase (decrease) from investment operations         $   0.51          $  (0.37)
Distributions to shareowners:
  Net investment income                                         (0.08)            (0.12)
                                                             --------          --------
  Net increase (decrease) in net asset value                 $   0.43          $  (0.49)
                                                             --------          --------
Net asset value, end of period                               $   9.94          $   9.51
                                                             ========          ========
Total return*                                                    9.93%            (3.65)%
Ratio of net expenses to average net assets+                     0.75%**           0.75%
Ratio of net investment income to average net assets+           10.24%**           7.17%
Portfolio turnover rate                                            82%               89%
Net assets, end of period (in thousands)                     $    746          $    713
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                  19.31%**          30.55%
  Net investment loss                                           (8.32)%**        (22.63)%
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                   0.75%**           0.75%
  Net investment income                                         10.24%**           7.17%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund), is a Delaware business trust, registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on May 5, 2001 and commenced operations on August 27, 2001. Prior to May 5, 2001 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). To date, no shares have been offered to the public. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and rating. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of the Board of Trustees and may include yield equivalents or a pricing matrix. Market discounts and premiums are accreted or amortized daily on a yield-to-maturity basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer Global High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)                  (continued)

    The Fund invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio

Pioneer Global High Yield Fund

    hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E.  Fund Shares

    The Fund records sales and repurchases of its shares on trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned no underwriting commissions on the sale of Fund shares during the six months ended April 30, 2002.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% on the assets over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.75% of the Fund's average daily net assets.

Pioneer Global High Yield Fund

NOTES TO FINANCIAL STATEMENTS 4/30/02 (unaudited)                  (continued)

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2002, $785 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $3,374 in transfer agent fees payable to PIMSS at April 30, 2002.

4. Distribution Plans

The Fund adopted a plan of distribution for Class A shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $185 in distribution fees payable to PFD at April 30, 2002.

Pioneer Global High Yield Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
Mary K. Bush                      Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.            Vice President
Daniel T. Geraci                  Vincent Nave, Treasurer
Margaret B.W. Graham              Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

     Call us for:

     Account Information, including existing accounts,
     new accounts, propectuses, applications
     and service forms                                          1-800-225-6292

     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321

     Retirement plans information                               1-800-622-0176

     Telecommunications Device for the Deaf (TDD)               1-800-225-1997

     Write to us:

     PIMSS, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     Our toll-free fax                                          1-800-225-4240

     Our internet e-mail address                 ask.pioneer@pioneerinvest.com
    (for general questions about Pioneer only)

     Visit our web site:                                  www.pioneerfunds.com

     This report must be preceded or accompanied by a current
     Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   11993-00-0502
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                       [Recycled Logo] Printed on Recycled Paper